UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 5/11/2022
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COVETRUS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
7 Custom House Street
Portland, ME 04101
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (888) 280-2221

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareholders on Wednesday, May 11, 2022 in a virtual only format (the “2022 Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of shareholders at the 2022 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2022 Annual Meeting (the “2022 Proxy Statement”), dated April 1, 2022.

(b)    Votes represented for quorum totaled 127,615,484.86 shares, or 92.12%. The final voting results of the 2022 Annual Meeting were as follows:

Proposal 1 - Election of Directors

Deborah G. Ellinger, Paul Fonteyne, Sandra L. Helton, Philip A. Laskawy, Mark J. Manoff, Edward M. McNamara, Steven Paladino, Sandra Peterson, Ravi Sachdev, Sharon Wienbar, and Benjamin Wolin were elected as Directors for terms expiring at the Company’s 2023 annual meeting of shareholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	As % Total Voted
Deborah G. Ellinger	120,801,561.76	903,299.09	47,451	5,863,173	94.66%
Paul Fonteyne	120,900,448.76	802,425.09	49,438	5,863,173	94.73%
Sandra L. Helton	120,474,207.76	1,233,182.09	44,922	5,863,173	94.40%
Philip A. Laskawy	115,552,823.76	6,151,557.09	47,931	5,863,173	90.54%
Mark J. Manoff	120,797,624.76	905,046.09	49,641	5,863,173	94.65%
Edward M. McNamara	120,938,750.76	764,800.09	48,761	5,863,173	94.76%
Steven Paladino	116,224,478.76	5,479,410.09	48,423	5,863,173	91.07%
Sandra Peterson	121,226,868.76	478,818.09	46,625	5,863,173	94.99%
Ravi Sachdev	120,799,902.76	904,124.09	48,285	5,863,173	94.65%
Sharon Wienbar	121,230,001.76	476,048.09	46,262	5,863,173	94.99%
Benjamin Wolin	121,179,042.76	520,781.09	52,488	5,863,173	94.95%

Proposal 2 - Ratification of the Selection of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The shareholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by a vote of 127,347,283.76 shares for and 210,648.09 shares against, with 57,553 shares abstaining. This proposal was ratified with 99.78% of total voted shares.

Proposal 3 - Non-Binding, Advisory Vote to Approve the 2021 Compensation Paid to the Company's Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the 2021 compensation paid to the Company’s named executive officers, as disclosed in the 2022 Proxy Statement, by a vote of 118,949,979.76 shares for and 2,560,077.09 shares against, with 242,255 shares abstaining and 5,863,173 broker non-votes. This proposal was approved with 93.20% of total voted shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covetrus, Inc.

Date:	May 17, 2022	By:	/s/ Margaret B. Pritchard
		Name:	Margaret B. Pritchard
		Title:	Interim General Counsel & Corporate Secretary